                                                      EXHIBIT 10(dddd)



                        AGREEMENT OF PURCHASE AND SALE


     THIS AGREEMENT is made as of the 30th day of December, 1994, by and between Seller and Purchaser (such parties being hereinafter defined).


                                   ARTICLE I
                                  Definitions


     As used in this Agreement, unless the context otherwise requires or it is otherwise herein expressly provided, the following terms shall have the following meanings:

1.1  IBC PROPERTY:

                         (a) A forty-nine and nine-tenths percent (49.9%) share of the limited partnership interests in Wakefield Terrace Associates limited partnership, a Maryland limited partnership;

                         (b) A forty-nine and nine-tenths percent (49.9%) share of the limited partnership interests in Wakefield Third Age Associates limited partnership, a Maryland limited partnership;

                         (c) A forty-nine and nine-tenths percent (49.9%) share of the limited partnership interests in Palmer Apartments Associates limited partnership, a Maryland limited partnership;

                         (d) A forty-nine and nine-tenths percent (49.9%) share of the limited partnership interests in Headen House Associates limited partnership, a Maryland limited partnership;

                         (e) A nine and nine-tenths percent (9.9%) interest as a general partner in Fox Chase Apartments general partnership; and

                         (f) A nine and nine-tenths percent (9.9%) interest as a general partner in New Forest Apartments general partnership.

1.2  PURCHASER:          Interstate General Company, L.P., a Delaware limited
                         partnership, its assignees, designees or nominees, with an address at:

                         222 Smallwood Village Center
                         St. Charles, MD  20602

1.3  SELLER:             Interstate Business Corporation, a corporation
                         organized and existing under the laws of Delaware, with an address at:

                         222 Smallwood Village Center
                         St. Charles, MD  20602

1.4  SETTLEMENT:         The consummation of the sale and purchase provided for
                         in this Agreement to occur as provided in Article VII hereof.

1.5  IBC PARTNERSHIPS:   Each of Wakefield Terrace Associates Limited
                         Partnership, Wakefield Third Age Associates Limited
                         Partnership, Palmer Apartments Associates Limited
                         Partnership, Headen House Associates Limited
                         Partnership, Fox Chase Apartments General Partnership, and New Forest General Partnership.

1.6  IBC PARTNERSHIP
     AGREEMENTS:         Each of the Partnership Agreements under which each of
                         the IBC Partnerships is currently organized.

1.7  EXISTING IBC
     INDEBTEDNESS:       The outstanding principal and accrued interest payable
                         by Seller to Purchaser as of the date of the Settlement in the amount of $5,136,114 identified on Exhibit A hereto as adjusted at the Post Settlement
                         Date by any unrecorded transactions not included in Exhibit A as of the date of Settlement.

1.8  PRELIMINARY VALUE:  In respect of the IBC Property means $4,139,505, the preliminary estimate of Fair Market Value of the IBC Property as determined by the Appraiser.

1.9  APPRAISED VALUE:    In respect of the IBC Property means the Fair Market
                         Value of such property as determined by the Appraiser in accordance with Section 2.3 hereof and set forth in a final appraisal report delivered by the Appraiser to Purchaser and Seller.

1.10 APPRAISER:          Legg Mason Realty Group, Inc. or such other
                         experienced, independent property appraiser selected by Seller and Purchaser.

1.11 FAIR MARKET VALUE:  The price that unrelated parties would be willing to pay for an asset in an arms length transaction.


                                  ARTICLE II

                               Sale and Purchase


     2.1 Purchase. For and in consideration of the mutual promises, covenants, representations, warranties, and agreements contained herein:

          (a) Seller shall sell and convey and Purchaser shall purchase the IBC Property; and

          (b) in consideration therefor, Purchaser shall release and discharge that portion of the Existing IBC Indebtedness equal to the Preliminary Value.

     2.2 Effect of Settlement on Existing IBC Indebtedness. Subject to the condition that Seller complies with all of its obligations hereunder, upon Settlement, the Existing IBC Indebtedness shall be discharged to the extent of the Preliminary Value.

     2.3 Appraisals. The Appraiser shall determine the Appraised Value of the IBC Property using any appraisal methods selected by the Appraiser, provided that such methods are commonly used in commercial appraisals of similar assets.

The Appraiser shall itemize the Appraised Value of each IBC Partnership interest included in the IBC Property.

     2.4 Post-Settlement Adjustment. Within ten (10) days following receipt by Seller and Purchaser of the final appraisal report setting forth the Appraised Value of the IBC Property in accordance with Section 2.3 hereof ("Post-Settlement Date"), the balance of the Existing IBC Indebtedness shall be adjusted by the difference between the Preliminary Value and the Appraised Value. In the event that the Appraised Value exceeds the Preliminary Value, Purchaser will promptly deliver to Seller an instrument cancelling Existing IBC Indebtedness in the amount of such excess, provided however, that in no event shall Seller receive consideration in excess of the aggregate amount of Existing IBC Indebtedness. In the event that the Appraised Value is less than the Preliminary Value, Existing IBC Indebtedness shall be reinstated by the amount of the differences in values. Purchaser, at its sole discretion, shall determine how any adjustment amounts shall be allocated among the various debts comprising the Existing IBC Indebtedness.

     2.5 Collateral. Purchaser presently holds a deed of trust issued by Seller as collateral for the Village Lake Apartment Land Note shown on Exhibit A as collateral for the Existing IBC Indebtedness. Purchaser shall continue to hold this deed of trust as collateral for the balance, if any, of the Existing IBC Indebtedness. Seller has sold the remaining Village Lake property to Lakeside Apartments Limited Partnership and presently holds Note dated
December 23, 1994 from Lakeside Apartments Limited Partnership in the amount of $352,000 (the "Note"). Seller hereby agrees to pay Existing IBC Indebtedness, from any and all net proceeds received by Seller in payment of the Note. Purchaser, at its sole discretion, shall determine how any such net proceeds shall be allocated to discharge Existing IBC Indebtedness.


                                  ARTICLE III

                   Representations and Warranties of Seller


     Seller represents and warrants to Purchaser that as of the date of the execution of this Agreement, and as of the date of Settlement:

     3.1 Legal Status. Seller is a corporation organized, validly existing, and in good standing under the laws of Delaware and subject to the performance by Seller of its obligations under Section 6.1 hereof, (i) Seller has the power to enter into this Agreement and to consummate the transactions provided for herein; (ii) the undersigned officers of Seller have full power, authority and legal right to enter into this Agreement on behalf of Seller; and (iii) no other party has any right, title or interest in any of the IBC Property.

     3.2 Compliance with Other Instruments, etc. Neither the entering into of this Agreement nor the consummation of the transactions contemplated hereby will constitute or result in a violation or breach by Seller of its Articles of Incorporation, by-laws and other corporate documents, or, subject to the performance by Seller of its obligations under Section 6.1 hereof, of any contract or other instrument to which it is a party, or to which it is subject or by which it or any of its assets or properties may be bound.

     3.3 Compliance with Laws, etc. Neither the entering into of this Agreement nor the consummation of the transactions contemplated hereby will constitute or result in a violation or breach by Seller of any judgment, order, writ, injunction or decree issued against or imposed upon it, or result, subject to the performance by Seller of its obligations under Section 6.1 hereof, in a violation of any applicable law, order, rule or regulation of any governmental authority. There is no action, suit, proceeding or investigation pending in any court or before or by any federal, district, county, or municipal department, commission, board, bureau, agency or other governmental instrumentality. which would prevent the consummation of the transactions contemplated by this Agreement or which would become a cloud on the title to the IBC Property or any portion thereof or which questions the validity or enforceability of the transactions contemplated by this Agreement or any action taken pursuant hereto. No approval, consent, order or authorization of, or designation, registration or filing (other than for recording purposes) with any governmental authority is required in connection with the due and valid execution and delivery of this Agreement by Seller and its compliance with the provisions hereof and the consummation of the transactions contemplated hereby except as provided in Section 6.1 hereof.

     3.4  The IBC Property.

          (a) The percentages of partnership interests of each of the IBC Partnerships and the persons or entities owning the same are, and shall be immediately prior to Settlement, as set forth on Exhibit B hereto.

          (b) Seller shall have delivered to the Purchaser at or prior to Settlement copies of all of the documents, agreements and other items and materials required to be delivered by Seller hereunder and there have not been and will not be pending as of Settlement any changes thereto or amendments thereof without the prior written approval of Purchaser.

          (c) The partnership interests as shown on Exhibit B are fully paid and non-assessable. Seller has good and marketable title to the IBC Property and, subject to performance by Seller of its obligations under Section 6.1 hereof, has the sole and entire right, power, capacity and authority to
(i) enter into this Agreement and to sell, deliver, convey, assign and transfer all right, title and interest in and to the IBC Property, free and clear of any option, call, contract, commitment, demand, lien, claim, pledge, charge, security interest, or encumbrance whatsoever, and (ii) to vest in Purchaser good and marketable title to the IBC Property, free and clear of all liens, encumbrances and adverse claims whatsoever. Seller has not granted any option or otherwise made any commitment to any person to sell, exchange, transfer or dispose of any of the IBC Property, other than as set forth in this Agreement.

          (d) There will not be pending or threatened on the Settlement date any litigation, proceeding or investigation which may result in any material adverse change in the financial condition, assets, liabilities or business of the Seller, or in the final valuation of the IBC Property, and Seller does not know of any basis for any such litigation, proceeding or investigation.

          (e) To the best of Seller's knowledge, Seller is not in violation of any order, judgment, law, statute, regulation or ordinance.

          (f) Neither the execution and delivery of this Agreement nor the sale of the IBC Property hereunder will, subject to the performance by Seller of its obligations under Section 6.1 hereof, violate any provision of, or result in the acceleration of any obligation under, any security, mortgage, note, debenture, loan, lease, agreement, instrument, order, judgment or decree to which either the Seller or any of the IBC Partnerships is a party or by which either the Sellers or any of the IBC Partnerships is bound.

          (g) The board of directors of Seller has duly approved the transactions contemplated by this Agreement and has authorized the execution and delivery of this Agreement by the officers of Seller who are executing this Agreement and have all necessary corporate power and authority to execute and deliver this Agreement and to consummate the transactions provided for herein.

          (h) There are no actions or proceedings pending or threatened to liquidate, reorganize or dissolve the Seller or of any of the IBC Partnerships.

          (i) Between the date hereof and Settlement, Purchaser or its agents shall be given complete and unlimited access to the records of Seller relating to the IBC Property.

          (j) All federal, state and local income, withholding, sales, franchise and other taxes due or payable by the Seller with respect to the IBC Property have been paid by the Seller and all returns due with respect thereto have been filed. Seller does hereby indemnify and hold harmless Purchaser against any loss, cost, damage or expense arising from nonpayment of any taxes whatsoever owed by the Seller or which may be assessed against the Seller for periods prior to Settlement.

          (k) No representation, warranty or covenant by Seller or in this Agreement, or any statement, certificate or schedule made, furnished or to be furnished to Purchaser pursuant hereto or in connection with the transactions contemplated hereby, contains or will contain any untrue statement of a material fact, or omits or will omit to state a material fact necessary to make the statements contained therein not misleading.

          (l) Notwithstanding any investigation or audit conducted before or after Settlement, and notwithstanding any facts or circumstances which any party may have obtained or discovered as a result of such investigation, audit or otherwise, the parties shall be entitled to rely upon the representations and warranties set forth herein.

     3.5 Violations. To the best of Seller's knowledge, there are no violations of, and Seller has received no notice or other record of any violations of, any federal, district or municipal laws, ordinances, orders, regulations and requirements affecting the IBC Property or any portion thereof.

     3.6 Full Disclosure. Seller knows of no materially adverse fact affecting or threatening to affect the IBC Property which has not been disclosed to Purchaser in this Agreement.

     3.7 Completeness of Representations. No representation or warranty made by Seller in this Agreement or as provided herein contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements contained herein not false or misleading.

                                  ARTICLE IV

                  Representations and Warranties of Purchaser


     Purchaser represents and warrants to Seller that as of the date of the execution of this Agreement, and as of the date of Settlement:

     4.1 Legal Status. (i) Purchaser is a limited partnership organized, validly existing, and in good standing under the laws of Delaware;
(ii) Purchaser has the power to enter into this Agreement and to perform its obligations as provided for herein; and (iii) the undersigned have full power, authority and legal right to enter into this Agreement on behalf of Purchaser, and to consummate the transaction provided for herein.

     4.2 Compliance with Other Instruments, etc. Neither the entering into of this Agreement nor the consummation of the transactions contemplated hereby will constitute or result in a violation or breach by Purchaser of its limited partnership agreement or other corporate documents, or, subject to the performance by Seller of its obligations under Section 6.1 hereof, of any contract or other instrument to which it is a party, or to which it is subject or by which it or any of its assets or properties may be bound.

     4.3 Compliance with Laws, etc. Neither the entering into of this Agreement nor the consummation of the transactions contemplated hereby will constitute or result in a violation or breach by Purchaser of any judgment, order, writ, injunction or decree issued against or imposed upon it, or will result, subject to the performance by Seller of its obligations under Section
6.1 hereof, in a violation of any applicable law, order, rule or regulation of any governmental authority. There is no action, suit, proceeding or investigation pending in any court or before or by any federal, district, county, or municipal department, commission, board, bureau, agency or other governmental instrumentality which would prevent the consummation of the transactions contemplated by this Agreement or which questions the validity or enforceability of the transaction contemplated by this Agreement or any action taken pursuant hereto. No approval, consent, order or authorization of, or designation, registration or filing (other than for recording purposes) with any governmental authority is required in connection with the due and valid execution and delivery of this Agreement by Purchaser and its compliance with the provisions hereof and consummation of the transactions contemplated hereby except as provided in Section 6.1 hereof.

     4.4  No violation.       The Purchaser is not in violation of any order,
judgment, law, statute, regulation or ordinance.

     4.5 Authorization. The general partners of Purchaser have duly approved the transactions contemplated by this Agreement and have authorized the execution and delivery of this Agreement by the undersigned on behalf of Purchaser.

     4.6 No Liquidation. There are no actions or proceedings pending or threatened to liquidate, reorganize or dissolve the Purchaser.

                                   ARTICLE V

        Survival of Representations and Warranties; Further Assurances


     5.1  Survival and Merger.  The representations and warranties set forth in
Article III and IV of this Agreement shall be deemed to have been made again on and as of the date of Settlement and shall then be true and correct and shall remain operative and shall survive the Settlement and the execution, delivery and recordation of the Instruments of Conveyance and shall not be merged therein. Purchaser shall have the right to exercise any and all legal and equitable rights and remedies for any breach of Seller's representations and warranties hereunder which are disclosed after Settlement.

     5.2  Further assurances; Hold Harmless.

          (a) Seller agrees that, upon request of Purchaser, it shall (or direct its officers and employees to, if applicable) execute and deliver all documents, and take any other actions which may in the reasonable opinion of Purchaser be necessary or desirable to protect or record the right or title of Purchaser to the IBC Property, or to aid in the prosecution or defense of any rights arising therefrom, all without further consideration.

          (b) Seller agrees to indemnify and hold harmless Purchaser at all times after the Settlement against and with respect to: (i) any breach by Seller of any of its obligations, representations or warranties hereunder,
(ii) any cost, expense or damages incurred by Purchaser in connection with perfecting its right and title to the IBC Property, (iii) any claim asserted by any of the IBC Partnerships against Purchaser for any unsatisfied obligation of Seller to any such IBC Partnership, (iv) any loss or claim arising from any act or failure to act by Seller in its capacity as general partner of Fox Chase Apartments or New Forest Apartments, (v) any failure to obtain the consents the approvals or to complete the refinancing referred to in Section 6.1 hereof or
(vi) any claim asserted by HUD (defined below), other government agency or any lending institution arising from consummation of the transactions contemplated hereby.


                                  ARTICLE VI

                    Covenants and Conditions of Settlement


     The obligations of the Purchaser hereunder shall be subject to the fulfillment of the following conditions, and the Seller agrees to fulfill such conditions:

     6.1 Instruments of Conveyance. Seller shall execute and deliver to the Purchaser appropriate assignments of the IBC Property. Such assignments shall be substantially in form and substance equivalent to the Assignment and Assumption Agreements attached hereto as Exhibit C. The assignments contemplated herein shall be expressly subject, if required, (i) to the approval of the U.S. Department of Housing and Urban Development ("HUD), or other applicable regulatory agency or lending institution (provided, however, that such approval need not be received prior to Settlement hereunder), and shall, as required, require that the assignee thereunder expressly assume any applicable Regulatory Agreement or similar instrument; and (ii) to the completion of the refinancing of Seller's indebtedness to NationsBank affiliates and the release of all interests in each of the IBC Partnerships from all liens and restrictions related to said indebtedness, all pursuant to the existing loan commitment from Compass Bank. Seller shall obtain all such approvals and complete such refinancing by January 31, 1995.

     6.2 Property Information. Promptly upon execution and delivery of this Agreement, Seller shall deliver to Purchaser such information as is requested by Purchaser with respect to the IBC Property.

     6.3 Original Documents. At Settlement, Seller shall deliver to Purchaser all original documents pertaining to the IBC Property which it has in its possession.

     6.4 Certification. In the event Seller shall have complied with any of the foregoing provisions relating to furnishing information to Purchaser relating to the IBC Property, a certification by Seller that such documentation is true, correct, and complete as of the date of Settlement shall be deemed to satisfy such requirements.

     6.5 Satisfaction of Liens. Except as contemplated in Section 6.1, any and all liens, of any type whatsoever, with respect to the IBC Property, or as to which it may be subject, shall have been satisfied or otherwise released of record by Seller, prior to Settlement, or provision satisfactory to Purchaser shall have been made by Seller for its full and complete release.

     6.6 Settlement Representations and Warranties. At Settlement, each of the representations and warranties of the Seller contained in this Agreement is deemed to have been made again on and as at the Settlement and shall be true and correct in all material respects as at the Settlement. Seller shall indemnify and hold harmless Purchaser from and against all loss, damages, costs or expenses (including reasonable attorney's fees) resulting from or in any way related to any breach thereof.

     6.7 Purchaser Consents. To the extent required under the IBC Partnership Agreements, but subject to performance by Seller of its obligations under
Section 6.1 hereof, upon Settlement, Purchaser, in its capacity a general partner of the IBC Partnerships (or, as the case may be, in its capacity as general partner of Interstate Properties Limited Partnership S.E. which, in turn, is general partner of certain of the IBC Partnerships) shall be deemed hereby to have consented to the transfers of the IBC Property.


                                  ARTICLE VII

                                  Settlement

     7.1 Settlement. Settlement shall take place in the office of the Purchaser's designated legal counsel at 10:00 a.m. on the day established by this Agreement. Settlement hereunder shall occur no later than December 31, 1994.

                                 ARTICLE VIII

                            Default and Termination


     8.1 Purchaser's Default. If the transaction herein contemplated shall not be consummated on the date of Settlement because of the Purchaser's default, then Seller may exercise any and all legal and equitable rights or remedies available to it, including, without limitation, the right to specific performance and/or recovery of damages.

     8.2 Seller's Default. If the transactions herein contemplated shall not be consummated on the date of Settlement because of Seller's default, then Purchaser may exercise any and all legal and equitable rights or remedies available to it, including, without limitation, the right to specific performance and/or recovery of damages.


                                  ARTICLE IX

                           Recision and Reformation

     9.1 Reformation in Certain Events. If (i) any of the approvals referred to in Section 6.1 hereof with respect to any portion of the IBC Property is not obtained or (ii) the refinancing referred to in Section 6.1 has not been completed before January 31, 1995, or (iii) in the opinion of counsel to Purchaser, any such approvals that are obtained are insufficient to vest in Purchaser free and clear title to any portion of the IBC Property, or (iv) HUD or any governmental agency or lending institution commences or threatens to commence a legal proceeding arising from the consummation of the transactions contemplated hereby in which HUD or such other agency or institution either asserts rights in any portion of the IBC Property or claims which, in the reasonable opinion of Purchaser, may materially reduce the value of any portion of the IBC Property (any such event being referred to herein as a "Transfer Defect"), then Purchaser, at its option, may rescind to purchase the sale of such portion of the IBC Property. Promptly upon receipt of notice of such recision, the Existing IBC Indebtedness shall be reinstated in the principal amount equal to the Appraised Value of such portion of the IBC Property.

     9.2 Recision. If, as a result of one or more Transfer Defects, Purchaser determines that it is unable to obtain substantially all of the benefits of ownership of the IBC Property or otherwise is deprived of any material inducement to its willingness to enter into and perform this Agreement, Purchaser, by notice to Seller, may rescind the purchase and sale of the IBC Property. In such event the Existing IBC Indebtedness shall no longer be deemed to be discharged and Seller shall remain obligated to pay the Existing IBC Indebtedness and any interest accrued thereon from the date of Settlement.


     9.3 Procedures. Upon any recision in accordance with Section 9.1 or 9.2 hereof, Purchaser and Seller shall execute any such documents and take any such action as shall be determined by either to be necessary or desirable to restore the benefits of ownership of any affected portion of the IBC Property to the status quo immediately preceding the Settlement. Seller shall bear all costs and expenses of any such recision.

                                   ARTICLE X

                              General Provisions


     10.1 Modifications and Waivers. No modification, waiver, amendment, discharge or change of this Agreement, except as otherwise provided herein, shall be valid unless the same is in writing and signed by the party against which the enforcement of such modification, waiver, amendment, discharge or change is sought. This Agreement contains the entire agreement between the parties relating to the transactions contemplated hereby, and all prior or contemporaneous agreements, understandings, representations and statements, oral or written, are merged herein.

     10.2 Successors and Assigns. All terms of this Agreement shall be binding upon, and inure to the benefit of and be enforceable by the parties hereto and their respective legal representatives, successors and assigns.

     10.3 Governing Law. This Agreement is intended to be performed in the State of Maryland and shall be construed and enforced in accordance with the internal laws thereof.

     10.4 Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered personally, or by recognized air courier, or if sent by registered or certified mail, return receipt requested, and postage prepaid, to a party at its address set forth above, or at such other address as such party may specify from time to time by written notice to the other party.

     10.5 Exhibits. All exhibits and schedules referred to herein and attached hereto are incorporated by reference into this Agreement.

     10.6 Severability. If any provision of this Agreement or any application thereof shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions hereof and any other application thereof shall not in any way be affected or impaired, and such remaining provisions shall continue in full force and effect.

     10.7 Construction. Each party hereto and its counsel has reviewed and revised (or requested revisions of) this Agreement, and the normal rule of construction that any ambiguities are to be resolved against the drafting party shall not be applicable in the construction and interpretation of this Agreement.

     10.8 Time Periods. Any time period hereunder which expires on, or any date hereunder which occurs on, a Saturday, Sunday or legal United States holiday, shall be deemed to be postponed to the next business day. The first day of any time period hereunder which runs "from" or "after" a given day shall be deemed to occur on the day subsequent to that given day.

     10.9 Captions. The captions of this Agreement are inserted for convenience of reference only and do not define, describe or limit the scope or the intent of this Agreement or any term hereof.

     10.10 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

     10.11 Remedies Cumulative. Notwithstanding anything else herein to the contrary, the remedies of each party provided for herein shall be cumulative. The existence of any one remedy shall not impair the right of any party to seek and obtain any other remedy available to such party hereunder or otherwise under applicable law or equity.

     10.12 Broker's Fees. Purchaser and Seller each hereby warrant and represent to the each other that they have not dealt with any broker or agent in connection with the transactions contemplated herein. Each party hereto hereby indemnifies and holds harmless the other party from and against any and all claims, demands, causes of action, loss, damage, liabilities, costs and expenses (including reasonable attorney's fees) arising from any inaccuracy or breach of the foregoing warranty and representation.

     10.13 Expenses. Seller shall bear all costs of the transactions contemplated by this Agreement including the cost of the Appraisals, except for the fees and expenses of Purchaser's counsel in negotiating this Agreement, which shall be borne by Purchaser.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.

                                     SELLER:

ATTEST                               INTERSTATE BUSINESS CORPORATION


/s/ Martha Haupt                     By:  /s/ James M. Wilson
- ----------------------------            ----------------------------
Name:  Martha Haupt                  Name:  James M. Wilson
Its:   Assistant Secretary           Its:   President


                                     PURCHASER:

                                     INTERSTATE GENERAL COMPANY, L.P.

ATTEST                               By:  Interstate General
                                          Management Corporation,
                                          General Partner

/s/ Paul Resnik                      By:  /s/ John E. Hans
- ---------------------------             ----------------------------
Name:  Paul Resnik                   Name:  John E. Hans
Its:   Vice President                Its:   Senior Vice President and
                                            Assistant Secretary

                                                           Exhibit A

                           IGC RECEIVABLES FROM IBC
                               DECEMBER 30, 1994




                                                                    Balance
                                       Existing IBC   Preliminary   Subject to
                                       Indebtedness      Value      Adjustment
                                       ------------   -----------   ----------

RECEIVABLES FROM IBC:
  Village Lake Apartment Land Note      $  301,780    $  (301,780)   $   --

  Note receivable - Partnership
    interest in Chastleton                 706,771       (706,771)       --

  Letter of credit fees - Chastleton        68,534       ( 68,534)       --

  Deferred long-term management
    fee - Chastleton                       108,784       (108,784)       --

  Put Option - SVA Note receivable       2,942,669     (2,942,669)       --
                                        ----------    -----------    ---------
                                        $4,128,538     (4,128,538)       --

RECEIVABLES FROM PARTNERSHIPS IN
  WHICH IBC HAS FUNDING
  RESPONSIBILITIES:

  Rolling Hills - Management fees
    and reimbursables                   $  344,918          --       $ 344,918

  Chastleton - Reimbursables                28,440          --          28,440
               Management fee              170,336          --         170,336

  Coachman's Landing - Management
    fees, working capital loans,
    accrued interest and
    reimbursables                          463,882        (10,967)     452,915
                                        ----------    -----------    ---------
                                        $5,136,114    $(4,139,505)   $ 996,609
                                        ==========    ===========    =========

                                                           Exhibit B


                  SUMMARY OF PARTNERSHIP OWNERSHIP INTERESTS


                                       Wakefield                   Wakefield
                                        Terrace                    Third Age
                                     --------------              --------------
                          % of GP      % of Total     % of GP      % of Total
                          Interest   Ptshp Interest   Interest   Ptshp Interest
                          --------   --------------   --------   --------------
General Partners
  IGC, L.P.                 0.000%         0.000%       0.000%         0.000%
  IBC

                          % of LP                     % of LP
                          Interest                    Interest
                          --------                    --------
Limited Partners
  IBC                      51.000%        51.000%      51.000%        51.000%
  Overlook Trust           11.025%        11.025%      11.025%        11.025%
  Intramuros               11.025%        11.025%      11.025%        11.025%
  Little Moose Trust       11.025%        11.025%      11.025%        11.025%
  William Chardack         11.025%        11.025%      11.025%        11.025%
  Peter Van Dyk Berg        1.960%         1.960%       1.960%         1.960%
  Michael Monier            0.980%         0.980%       0.980%         0.980%
  Earl A. Samson            0.980%         0.980%       0.980%         0.980%
  Howard D. Wolfe, Jr.      0.980%         0.980%       0.980%         0.980%
                          --------       --------     --------       --------
                          100.000%       100.000%     100.000%       100.000%



                                                                     Headen
                                         Palmer                      House
                                     --------------              --------------
                          % of GP      % of Total     % of GP      % of Total
                          Interest   Ptshp Interest   Interest   Ptshp Interest
                          --------   --------------   --------   --------------
General Partners
  IGC, L.P.               100.000%        50.000%     100.000%        50.000%
  IBC

                          % of LP                     % of LP
                          Interest                    Interest
                          --------                    --------
Limited Partners
  IBC                      51.000%        25.500%      51.000%        25.500%
  Overlook Trust           11.025%        5.5125%      11.025%        5.5125%
  Intramuros               11.025%        5.5125%      11.025%        5.5125%
  Little Moose Trust       11.025%        5.5125%      11.025%        5.5125%
  William Chardack         11.025%        5.5125%      11.025%        5.5125%
  Peter Van Dyk Berg        1.960%         0.980%       1.960%         0.980%
  Michael Monier            0.980%         0.490%       0.980%         0.490%
  Earl A. Samson            0.980%         0.490%       0.980%         0.490%
  Howard D. Wolfe, Jr.      0.980%         0.490%       0.980%         0.490%
                          --------       --------     --------       --------
                          100.000%       100.000%     100.000%       100.000%

                  SUMMARY OF PARTNERSHIP OWNERSHIP INTERESTS
                                  (Continued)



                                       Fox Chase                   New Forest
                                     --------------              --------------
                          % of GP      % of Total     % of GP      % of Total
                          Interest   Ptshp Interest   Interest   Ptshp Interest
                          --------   --------------   --------   --------------
General Partners
  IGC, L.P.                90.000%        90.000%      90.000%        90.000%
  IBC                      10.000%        10.000%      10.000%        10.000%
                          --------       --------     --------       --------
                          100.000%       100.000%     100.000%       100.000%


                          % of LP                     % of LP
                          Interest                    Interest
                          --------                    --------
Limited Partners
  IBC                       0.000%         0.000%       0.000%         0.000%
  Overlook Trust            0.000%         0.000%       0.000%         0.000%
  Intramuros                0.000%         0.000%       0.000%         0.000%
  Little Moose Trust        0.000%         0.000%       0.000%         0.000%
  William Chardack          0.000%         0.000%       0.000%         0.000%
  Peter Van Dyk Berg        0.000%         0.000%       0.000%         0.000%
  Michael Monier            0.000%         0.000%       0.000%         0.000%
  Earl A. Samson            0.000%         0.000%       0.000%         0.000%
  Howard D. Wolfe, Jr.      0.000%         0.000%       0.000%         0.000%
                          --------       --------     --------       --------
                            0.000%         0.000%       0.000%       100.000%

                                                           Exhibit C

                      ASSIGNMENT OF PARTNERSHIP INTEREST
                             AND AMENDMENT TO THE
                       GENERAL PARTNERSHIP AGREEMENT OF
                   NEW FOREST APARTMENTS GENERAL PARTNERSHIP

          This Agreement is made as of the 30th day of December, 1994, by and between Interstate Business Corporation, a Delaware corporation ("IBC") and Interstate General Company L.P., a Delaware Limited Partnership ("IGC").

          WHEREAS, IGC owns a 90% partnership interest as a general partner in the New Forest Apartments General Partnership, a Maryland general partnership, (the "Partnership"); and

          WHEREAS, IBC owns a 10% partnership interest as a general partner in the Partnership; and

          WHEREAS, IBC wishes to assign a 9.9% general partnership interest in the Partnership to IGC and to amend the General Partnership Agreement of the Partnership as amended (the "Partnership Agreement") to reflect the assignment of general partnership interest from IBC to IGC.

                             W I T N E S S E T H :

          In consideration of the mutual promises of the parties hereto and of other good and valuable consideration, receipt and sufficiency of which are hereby acknowledged, the parties hereto intending legally to be bound hereby agree as follows:

          1. Assignment. IBC does hereby sell, transfer, assign, and convey to IGC all of its right, title and interest in and to a 9.9% general partnership interest including but not limited to IBC's interest in the capital or income of the Partnership attributable to that 9.9% general partnership interest in the Partnership.

          2. Acceptance of Assignment. IGC does hereby accept the assignment as provided for in Section 1 and by this agreement becomes the owner of an additional 9.9% general partnership interest in the Partnership.

          3. Amendment of Partnership Agreement. The Partnership Agreement is hereby amended to substitute IGC for IBC as the owner of the additional 9.9% general partnership interest in the Partnership so that after the assignment the respective interests of partners shall be as follows:

                      Percentage of Partnership Interest
                      ----------------------------------

     Partner             Pre- Assignment          Post Assignment
     -------             ---------------          ---------------

     IGCLP                    90%                      99.9%
     IBC                      10%                       0.1%

          4. Effective Date. This agreement shall be effective as of December 30, 1994 subject to the following: (i) the completion of the refinancing of the outstanding IBC loans from NationsBank affiliates pursuant to a commitment letter dated December 14, 1994, from Compass Bank, Birmingham, Alabama, and the release of interests in the Partnership from restrictions and liens with respect to such loans; and (ii) the receipt of final HUD approval of the assignment of the partnership interest, being conveyed hereby, to the extent HUD determines that its approval is required. IBC will complete the refinancing and obtain the final HUD consent by January 31, 1995. In the event of any Partnership distributions, IBC will make payments to IGC in amounts necessary to afford to IGC economic benefits equivalent to full ownership of the partnership interests being conveyed hereby. This assignment is given pursuant to and is subject to the provisions of the Agreement of Purchase and Sale of even date herewith between IGC and IBC (the "Sales Agreement").

          5.   Representations and Warranties of the IBC.

               (a) IBC represents and warrants that it is a corporation in good standing, duly organized, and existing under the laws of the State of Delaware, that it has the lawful authority to enter into and perform this agreement and by proper action has duly authorized the execution, delivery and performance of this agreement, and that upon execution and delivery of this agreement by IBC and IGC, this agreement will be valid and binding on IBC and enforceable against IBC in accordance with its terms. IBC also represents and warrants that it has made no assignment or attempted assignment of the 9.9% general partnership interest in the Partnership other than the assignment contemplated by this agreement and that, on December 30, 1994, provided this agreement has been executed by IBC and IGC, good and marketable title to the 9.9% general partnership interest in the Partnership will be assigned in accordance with the terms of this agreement to IGC.

               (b) IGC represents and warrants that it is a limited partnership in good standing, duly organized, and existing under the laws of the State of Delaware, that it has the lawful authority to enter into and perform this agreement and by proper action has duly authorized the execution and delivery of this agreement, and that upon execution and delivery of this agreement by IBC and IGC, this agreement will be valid and binding on IGC and enforceable against IGC in accordance with its terms.

          6. Governing Law. This agreement shall be construed in accordance with and governed by the laws of the State of Maryland.

          7. Counterparts. This agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which shall constitute a single agreement.

          8. Headings. The headings in this agreement are for convenience only and do not constitute a part of the agreement.

          9.   Agreement Entire.   Except as provided in the Sales Agreement,
this agreement sets forth all (and it is intended by the parties hereto to be an integration of all) of the promises, agreements, conditions, understandings, warranties and representations among the parties hereto with respect to the matters contained herein, and there are no promises, agreements, conditions, understandings, warranties or representations, oral or written, expressed or implied, among them other than as set forth herein.

          10. Binding Effect. This agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, personal and legal representatives, successors and assigns. Any conflict between this agreement and the Sales Agreement shall be resolved in favor of the Sales Agreement.

          11. Notices. All notices pertaining to the matters covered by this agreement shall be sent by certified or registered mail, with return receipt requested, and first class postage prepaid, (1) if to IGC, to 222 Smallwood Village Center, St. Charles, Maryland 20602, (2) if to IBC, to 222 Smallwood Village Center, St. Charles, Maryland 20602. Notices shall be deemed given on the date they are mailed.

          12. Gender and Number. Use of any gender herein shall be deemed to be or include the other genders and the use of the singular shall be deemed to be or include the plural (and vice versa) where appropriate.

          13. Severability. If any provisions of this agreement, or the application thereof to any person or circumstance, shall for any reason and to any extent be invalid and unenforceable, the remainder of this agreement and the application of such provision to other persons or circumstances shall not be affected thereby, and shall be enforced.

     IN WITNESS WHEREOF the parties hereto have signed this agreement under seal as of the 30th day of December, 1994.


Attest                                  Interstate Business Corporation

/s/ Martha Haupt                        By:  /s/ James M. Wilson
- --------------------------                   ----------------------------
Name:  Martha Haupt                     Name:  James M. Wilson
Its:   Assistant Secretary              Its:   President




                                        Interstate General Company, L.P.
                                        By:  Interstate General
                                             Management Corporation
Attest                                       General Partner

/s/ Paul Resnik                         By:  /s/ John E. Hans
- --------------------------                   ---------------------------
Name:  Paul Resnik                      Name:  John E. Hans
Its:   Vice President                   Its:   Senior Vice President and
                                               Assistant Secretary

                                                           Exhibit C

                      ASSIGNMENT OF PARTNERSHIP INTEREST
                                       OF
                 HEADON HOUSE ASSOCIATES, LIMITED PARTNERSHIP


          This Agreement is made as of the 30th day of December, 1994, by and between Interstate Business Corporation, a Delaware corporation ("IBC") and Interstate General Company L.P., a Delaware Limited Partnership ("IGC").

          WHEREAS, IGC is the successor in interest of Interstate General Properties Limited Partnership S.E., and as such is the sole general partner of Headon House Associates Limited Partnership a Maryland Limited Partnership, (the "Partnership"); and

          WHEREAS, IBC is the successor in interest to King Charles, Inc. and is the owner of a 51% share of the limited partnership interests in the Partnership; and

          WHEREAS, IBC wishes to assign a 49.9% share of the limited partnership interests in the Partnership to IGC.

                             W I T N E S S E T H :

          In consideration of the mutual promises of the parties hereto and of other good and valuable consideration, receipt and sufficiency of which are hereby acknowledged, the parties hereto intending legally to be bound hereby agree as follows:

          1. Assignment. IBC does hereby sell, transfer, assign, and convey to IGC all of its right, title and interest in and to a 49.9% share of the limited partnership interests including but not limited to IBC's interest in the capital or income of the Partnership attributable to that 49.9% share of the limited partnership interests in the Partnership.

          2. Acceptance of Assignment. IGC does hereby accept the assignment as provided for in Section 1 and in addition to its position as general partner of the partnership, does hereby agree to serve as a limited partner of the Partnership and assume all liabilities of a limited partner under the Headon House Associates Limited Partnership partnership agreement, as amended and restated, (the "Partnership Agreement") as if it had been named a limited partner in such Partnership Agreement.

          3. Effective Date. This agreement shall be effective as of December 30, 1994, subject to the following: (i) the completion of the refinancing of the outstanding IBC loans from NationsBank affiliates pursuant to a commitment letter dated December 14, 1994, from Compass Bank, Birmingham, Alabama, and the release of interests in the Partnership from restrictions and liens with respect to such loans; and (ii) the receipt of final HUD approval of the assignment of the partnership interest, being conveyed hereby, to the extent HUD determines that its approval is required. IBC will complete the refinancing and obtain the final HUD consent by January 31, 1995. In the event of any Partnership distributions, IBC will make payments to IGC in amounts necessary to afford to IGC economic benefits equivalent to full ownership of the partnership interests being conveyed hereby. This assignment is given pursuant to and is subject to the provisions of the Agreement of Purchase and Sale of even date herewith between IGC and IBC (the "Sales Agreement").

          4.   Representations and Warranties of the IBC.

               (a) IBC represents and warrants that it is a corporation in good standing, duly organized, and existing under the laws of the State of Delaware, that it has the lawful authority to enter into and perform this agreement and by proper action has duly authorized the execution, delivery and performance of this agreement, and that upon execution and delivery of this agreement by IBC and IGC, this agreement will be valid and binding on IBC and enforceable against IBC in accordance with its terms. IBC also represents and warrants that it has made no assignment or attempted assignment of the 49.9% share of the limited partnership interests in the Partnership other than the assignment contemplated by this agreement and that, on December 30, 1994, provided this agreement has been executed by IBC and IGC, good and marketable title to the 49.9% share of the limited partnership interests in the Partnership will be assigned in accordance with the terms of this agreement to IGC.

               (b) IGC represents and warrants that it is a limited partnership in good standing, duly organized, and existing under the laws of the State of Delaware, that it has the lawful authority to enter into and perform this agreement and by proper action has duly authorized the execution and delivery of this agreement, and that upon execution and delivery of this agreement by IBC and IGC, this agreement will be valid and binding on IGC and enforceable against IGC in accordance with its terms.

          5. Governing Law. This agreement shall be construed in accordance with and governed by the laws of the State of Maryland.

          6. Counterparts. This agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which shall constitute a single agreement.

          7. Headings. The headings in this agreement are for convenience only and do not constitute a part of the agreement.

          8.   Agreement Entire.   Except as provided in the Sales Agreement,
this agreement sets forth all (and it is intended by the parties hereto to be an integration of all) of the promises, agreements, conditions, understandings, warranties and representations among the parties hereto with respect to the matters contained herein, and there are no promises, agreements, conditions, understandings, warranties or representations, oral or written, expressed or implied, among them other than as set forth herein.

           9. Binding Effect. Except as provided in the Sales Agreement, this agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, personal and legal representatives, successors and assigns. Any conflict between this agreement and the Sales Agreement shall be resolved in favor of the Sales Agreement.

          10. Notices. All notices pertaining to the matters covered by this agreement shall be sent by certified or registered mail, with return receipt requested, and first class postage prepaid, (1) if to IGC, to 222 Smallwood Village Center, St. Charles, Maryland 20602, (2) if to IBC, to 222 Smallwood Village Center, St. Charles, Maryland 20602. Notices shall be deemed given on the date they are mailed.

          11. Gender and Number. Use of any gender herein shall be deemed to be or include the other genders and the use of the singular shall be deemed to be or include the plural (and vice versa) where appropriate.

          12. Severability. If any provisions of this agreement, or the application thereof to any person or circumstance, shall for any reason and to any extent be invalid and unenforceable, the remainder of this agreement and the application of such provision to other persons or circumstances shall not be affected thereby, and shall be enforced.

     IN WITNESS WHEREOF the parties hereto have signed this agreement under seal as of the 30th day of December, 1994.




Attest                                  Interstate Business Corporation

/s/ Martha Haupt                        By:  /s/ James M. Wilson
- --------------------------                   ----------------------------
Name:  Martha Haupt                     Name:  James M. Wilson
Its:   Assistant Secretary              Its:   President




                                        Interstate General Company, L.P.
                                        By:  Interstate General
                                             Management Corporation
Attest                                       General Partner

/s/ Paul Resnik                         By:  /s/ John E. Hans
- --------------------------                   ---------------------------
Name:  Paul Resnik                      Name:  John E. Hans
Its:   Vice President                   Its:   Senior Vice President and
                                               Assistant Secretary

                                                           Exhibit C

                      ASSIGNMENT OF PARTNERSHIP INTEREST
                             AND AMENDMENT TO THE
                       GENERAL PARTNERSHIP AGREEMENT OF
                   FOX CHASE APARTMENTS GENERAL PARTNERSHIP


          This Agreement is made as of the 30th day of December, 1994, by and between Interstate Business Corporation, a Delaware corporation ("IBC") and Interstate General Company L.P., a Delaware Limited Partnership ("IGC").

          WHEREAS, IGC owns a 90% partnership interest as a general partner in the Fox Chase Apartments General Partnership, a Maryland general partnership, (the "Partnership"); and

          WHEREAS, IBC owns a 10% partnership interest as a general partner in the Partnership, and

          WHEREAS, IBC wishes to assign a 9.9% general partnership interest in the Partnership to IGC and to amend the General Partnership Agreement of the Partnership as amended (the "Partnership Agreement") to reflect the assignment of general partnership interest from IBC to IGC.

                             W I T N E S S E T H :

          In consideration of the mutual promises of the parties hereto and of other good and valuable consideration, receipt and sufficiency of which are hereby acknowledged, the parties hereto intending legally to be bound hereby agree as follows:

          1. Assignment. IBC does hereby sell, transfer, assign, and convey to IGC all of its right, title and interest in and to a 9.9% general partnership interest including but not limited to IBC's interest in the capital or income of the Partnership attributable to that 9.9% general partnership interest in the Partnership.

          2. Acceptance of Assignment. IGC does hereby accept the assignment as provided for in Section 1 and by this agreement becomes the owner of the additional 9.9% general partnership interest in the Partnership.

          3. Amendment of Partnership Agreement. The Partnership Agreement is hereby amended to substitute IGC for IBC as the owner of the additional 9.9% general partnership interest in the Partnership so that after the assignment the respective interests of partners shall be as follows:

                      Percentage of Partnership Interest
                      ----------------------------------

     Partner             Pre- Assignment          Post Assignment
     -------             ---------------          ---------------

     IGCLP                    90%                      99.9%
     IBC                      10%                       0.1%

          4. Effective Date. This agreement shall be effective as of December 30, 1994, subject to the following: (i) the completion of the refinancing of the outstanding IBC loans from NationsBank affiliates pursuant to a commitment letter dated December 14, 1994, from Compass Bank, Birmingham, Alabama, and the release of interests in the Partnership from restrictions and liens with respect to such loans; and (ii) the receipt of final HUD approval of the assignment of the partnership interest, being conveyed hereby, to the extent HUD determines that its approval is required. IBC will complete the refinancing and obtain the final HUD consent by January 31, 1995. In the event of any Partnership distributions, IBC will make payments to IGC in amounts necessary to afford to IGC economic benefits equivalent to full ownership of the partnership interests being conveyed hereby. This assignment is given pursuant to and is subject to the provisions of the Agreement of Purchase and Sale of even date herewith between IGC and IBC (the "Sales Agreement").

          5.   Representations and Warranties of the IBC.

               (a) IBC represents and warrants that it is a corporation in good standing, duly organized, and existing under the laws of the State of Delaware, that it has the lawful authority to enter into and perform this agreement and by proper action has duly authorized the execution, delivery and performance of this agreement, and that upon execution and delivery of this agreement by IBC and IGC, this agreement will be valid and binding on IBC and enforceable against IBC in accordance with its terms. IBC also represents and warrants that it has made no assignment or attempted assignment of the 9.9% general partnership interest in the Partnership other than the assignment contemplated by this agreement and that, on December 30, 1994, provided this agreement has been executed by IBC and IGC, good and marketable title to the 9.9% general partnership interest in the Partnership will be assigned in accordance with the terms of this agreement to IGC.

               (b) IGC represents and warrants that it is a limited partnership in good standing, duly organized, and existing under the laws of the State of Delaware, that it has the lawful authority to enter into and perform this agreement and by proper action has duly authorized the execution and delivery of this agreement, and that upon execution and delivery of this agreement by IBC and IGC, this agreement will be valid and binding on IGC and enforceable against IGC in accordance with its terms.

          6. Governing Law. This agreement shall be construed in accordance with and governed by the laws of the State of Maryland.

          7. Counterparts. This agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which shall constitute a single agreement.

          8. Headings. The headings in this agreement are for convenience only and do not constitute a part of the agreement.

          9.   Agreement Entire.   Except as provided in the Sales Agreement,
this agreement sets forth all (and it is intended by the parties hereto to be an integration of all) of the promises, agreements, conditions, understandings, warranties and representations among the parties hereto with respect to the matters contained herein, and there are no promises, agreements, conditions, understandings, warranties or representations, oral or written, expressed or implied, among them other than as set forth herein.

          10. Binding Effect. This agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, personal and legal representatives, successors and assigns. Any conflict between this agreement and the Sales Agreement shall be resolved in favor of the Sales Agreement.

          11. Notices. All notices pertaining to the matters covered by this agreement shall be sent by certified or registered mail, with return receipt requested, and first class postage prepaid, (1) if to IGC, to 222 Smallwood Village Center, St. Charles, Maryland 20602, (2) if to IBC, to 222 Smallwood Village Center, St. Charles, Maryland 20602. Notices shall be deemed given on the date they are mailed.

          12. Gender and Number. Use of any gender herein shall be deemed to be or include the other genders and the use of the singular shall be deemed to be or include the plural (and vice versa) where appropriate.

          13. Severability. If any provisions of this agreement, or the application thereof to any person or circumstance, shall for any reason and to any extent be invalid and unenforceable, the remainder of this agreement and the application of such provision to other persons or circumstances shall not be affected thereby, and shall be enforced.

     IN WITNESS WHEREOF the parties hereto have signed this agreement under seal as of the 30th day of December, 1994.




Attest                                  Interstate Business Corporation

/s/ Martha Haupt                        By:  /s/ James M. Wilson
- --------------------------                   ----------------------------
Name:  Martha Haupt                     Name:  James M. Wilson
Its:   Assistant Secretary              Its:   President




                                        Interstate General Company, L.P.
                                        By:  Interstate General
                                             Management Corporation
Attest                                       General Partner

/s/ Paul Resnik                         By:  /s/ John E. Hans
- --------------------------                   ---------------------------
Name:  Paul Resnik                      Name:  John E. Hans
Its:   Vice President                   Its:   Senior Vice President and
                                               Assistant Secretary

                                                           Exhibit C

                      ASSIGNMENT OF PARTNERSHIP INTEREST
                       AND AMENDMENT TO THE AGREEMENT OF
                            LIMITED PARTNERSHIP OF
                         PALMER APARTMENTS ASSOCIATES


          This Agreement is made as of the 30th day of December, 1994, by and between Interstate Business Corporation, a Delaware corporation ("IBC") and Interstate General Company L.P., a Delaware Limited Partnership ("IGC") and Interstate General Properties Limited Partnership S.E., a Maryland Limited Partnership ("IGP").

          WHEREAS, IGP is the sole general partner of Palmer Apartments Associates, a Maryland Limited Partnership, (the "Partnership"); and

          WHEREAS, IBC is the successor in interest to King Charles, Inc. and is the owner of a 51% share of the limited partnership interests in the Partnership; and

          WHEREAS, IBC wishes to assign a 49.9% share of the limited partnership interests in the Partnership to IGC and IGP wishes to amend the Agreement of Limited Partnership of the Partnership as amended (the "Partnership Agreement") to reflect the assignment of limited partnership interests from IBC to IGC.

                             W I T N E S S E T H :

          In consideration of the mutual promises of the parties hereto and of other good and valuable consideration, receipt and sufficiency of which are hereby acknowledged, the parties hereto intending legally to be bound hereby agree as follows:

          1. Assignment. IBC does hereby sell, transfer, assign, and convey to IGC all of its right, title and interest in and to a 49.9% share of the limited partnership interests including but not limited to IBC's interest in the capital or income of the Partnership attributable to that 49.9% share of the limited partnership interests in the Partnership.

          2. Acceptance of Assignment. IGC does hereby accept the assignment as provided for in Section 1 and in addition to its position as general partner of the partnership, does hereby agree to serve as a limited partner of the Partnership and assume all liabilities of a limited partner under the Partnership Agreement, as if it had been named a limited partner in such Partnership Agreement and agrees to be, and by this agreement is, admitted to the Partnership as a limited partner of the Partnership, as an owner of a 49.9% share of the limited partnership interests in the Partnership.

          3. Amendment of Partnership Agreement. The Partnership Agreement is hereby amended to substitute IGC for IBC as the owner of a 49.9% share of the limited partnership interests in the Partnership.

          4. Effective Date. This agreement shall be effective as of December 30, 1994, subject to the following: (i) the completion of the refinancing of the outstanding IBC loans from NationsBank affiliates pursuant to a commitment letter dated December 14, 1994, from Compass Bank, Birmingham, Alabama, and the release of interests in the Partnership from restrictions and liens with respect to such loans; and (ii) the receipt of final HUD approval of the assignment of the partnership interest, being conveyed hereby, to the extent HUD determines that its approval is required. IBC will complete the refinancing and obtain the final HUD consent by January 31, 1995. In the event of any Partnership distributions, IBC will make payments to IGC in amounts necessary to afford to IGC economic benefits equivalent to full ownership of the partnership interests being conveyed hereby. This assignment is given pursuant to and is subject to the provisions of the Agreement of Purchase and Sale of even date herewith between IGC and IBC (the "Sales Agreement").

          5.   Representations and Warranties of the IBC.

               (a) IBC represents and warrants that it is a corporation in good standing, duly organized, and existing under the laws of the State of Delaware, that it has the lawful authority to enter into and perform this agreement and by proper action has duly authorized the execution, delivery and performance of this agreement, and that upon execution and delivery of this agreement by IBC and IGC, this agreement will be valid and binding on IBC and enforceable against IBC in accordance with its terms. IBC also represents and warrants that it has made no assignment or attempted assignment of the 49.9% share of the limited partnership interests in the Partnership other than the assignment contemplated by this agreement and that, on December 30, 1994, provided this agreement has been executed by IBC and IGC, good and marketable title to the 49.9% share of the limited partnership interests in the Partnership will be assigned in accordance with the terms of this agreement to IGC.

               (b) IGC represents and warrants that it is a limited partnership in good standing, duly organized, and existing under the laws of the State of Delaware, that it has the lawful authority to enter into and perform this agreement and by proper action has duly authorized the execution and delivery of this agreement, and that upon execution and delivery of this agreement by IBC and IGC, this agreement will be valid and binding on IGC and enforceable against IGC in accordance with its terms.

          6. Governing Law. This agreement shall be construed in accordance with and governed by the laws of the State of Maryland.

          7. Counterparts. This agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which shall constitute a single agreement.

          8. Headings. The headings in this agreement are for convenience only and do not constitute a part of the agreement.

          9.   Agreement Entire.   Except as provided in the Sales Agreement,
this agreement sets forth all (and it is intended by the parties hereto to be an integration of all) of the promises, agreements, conditions, understandings, warranties and representations among the parties hereto with respect to the matters contained herein, and there are no promises, agreements, conditions, understandings, warranties or representations, oral or written, expressed or implied, among them other than as set forth herein.

          10. Binding Effect. This agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, personal and legal representatives, successors and assigns. Any conflict between this agreement and the Sales Agreement shall be resolved in favor of the Sales Agreement.

          11. Notices. All notices pertaining to the matters covered by this agreement shall be sent by certified or registered mail, with return receipt requested, and first class postage prepaid, (1) if to IGC, to 222 Smallwood Village Center, St. Charles, Maryland 20602, (2) if to IBC, to 222 Smallwood Village Center, St. Charles, Maryland 20602. (3) if to IGP, to 222 Smallwood
Village Center, St. Charles, Maryland  20602.   Notices shall be deemed given
on the date they are mailed.

          12. Gender and Number. Use of any gender herein shall be deemed to be or include the other genders and the use of the singular shall be deemed to be or include the plural (and vice versa) where appropriate.

          13. Severability. If any provisions of this agreement, or the application thereof to any person or circumstance, shall for any reason and to any extent be invalid and unenforceable, the remainder of this agreement and the application of such provision to other persons or circumstances shall not be affected thereby, and shall be enforced.

     IN WITNESS WHEREOF the parties hereto have signed this agreement under seal as of the 30th day of December, 1994.

Attest                                  Interstate Business Corporation

/s/ Martha Haupt                        By:  /s/ James M. Wilson
- --------------------------                   ----------------------------
Name:  Martha Haupt                     Name:  James M. Wilson
Its:   Assistant Secretary              Its:   President

                                        Interstate General Company, L.P.
                                        By:  Interstate General
                                             Management Corporation
Attest                                       General Partner

/s/ Paul Resnik                         By:  /s/ John E. Hans
- --------------------------                   ---------------------------
Name:  Paul Resnik                      Name:  John E. Hans
Its:   Vice President                   Its:   Senior Vice President and
                                               Assistant Secretary


                                        General Partner:
                                        ----------------

                                        INTERSTATE GENERAL PROPERTIES
                                        LIMITED PARTNERSHIP S.E.

                                        By:  INTERSTATE GENERAL COMPANY L.P.
                                             General Partner

                                        By:  INTERSTATE GENERAL
                                             MANAGEMENT CORPORATION
Attest                                       General Partner

/s/ Paul Resnik                         By:  /s/ John E. Hans
- --------------------------                   ---------------------------
Name:  Paul Resnik                      Name:  John E. Hans
Its:   Vice President                   Its:   Senior Vice President and
                                               Assistant Secretary

                                                           Exhibit C

                      ASSIGNMENT OF PARTNERSHIP INTEREST
                       AND AMENDMENT TO THE AGREEMENT OF
                            LIMITED PARTNERSHIP OF
                         WAKEFIELD TERRACE ASSOCIATES


          This Agreement is made as of the 30th day of December, 1994, by and between Interstate Business Corporation, a Delaware corporation ("IBC") and Interstate General Company L.P., a Delaware Limited Partnership ("IGC") and Interstate General Properties Limited Partnership S.E., a Maryland Limited Partnership ("IGP").

          WHEREAS, IGP is the sole general partner of Wakefield Terrace Associates, a Maryland Limited Partnership, (the "Partnership"); and

          WHEREAS, IBC is the successor in interest to King Charles, Inc. and is the owner of a 51% share of the limited partnership interests in the Partnership; and

          WHEREAS, IBC wishes to assign a 49.9% share of the limited partnership interests in the Partnership to IGC and IGP wishes to amend the Agreement of Limited Partnership of the Partnership as amended (the "Partnership Agreement") to reflect the assignment of limited partnership interest from IBC to IGC.

                             W I T N E S S E T H :

          In consideration of the mutual promises of the parties hereto and of other good and valuable consideration, receipt and sufficiency of which are hereby acknowledged, the parties hereto intending legally to be bound hereby agree as follows:

          1. Assignment. IBC does hereby sell, transfer, assign, and convey to IGC all of its right, title and interest in and to a 49.9% share of the limited partnership interests including but not limited to IBC's interest in the capital or income of the Partnership attributable to that 49.9% share of the limited partnership interests in the Partnership.

          2. Acceptance of Assignment. IGC does hereby accept the assignment as provided for in Section 1 and in addition to its position as general partner of the partnership, does hereby agree to serve as a limited partner of the Partnership and assume all liabilities of a limited partner under the Partnership Agreement, as if it had been named a limited partner in such Partnership Agreement and agrees to be, and by this agreement is, admitted to the Partnership as a limited partner of the Partnership, as an owner of a 49.9% share of the limited partnership interests in the Partnership.

          3. Amendment of Partnership Agreement. The Partnership Agreement is hereby amended to substitute IGC for IBC as the owner of a 49.9% share of the limited partnership interests in the Partnership.

          4. Effective Date. This agreement shall be effective as of December 30, 1994, subject to the following: (i) the completion of the refinancing of the outstanding IBC loans from NationsBank affiliates pursuant to a commitment letter dated December 14, 1994, from Compass Bank, Birmingham, Alabama, and the release of interests in the Partnership from restrictions and liens with respect to such loans; and (ii) the receipt of final HUD approval of the assignment of the partnership interest, being conveyed hereby, to the extent HUD determines that its approval is required. IBC will complete the refinancing and obtain the final HUD consent by January 31, 1995. In the event of any Partnership distributions, IBC will make payments to IGC in amounts necessary to afford to IGC economic benefits equivalent to full ownership of the partnership interests being conveyed hereby. This assignment is given pursuant to and is subject to the provisions of the Agreement of Purchase and Sale of even date herewith between IGC and IBC (the "Sales Agreement").

          5.   Representations and Warranties of the IBC.

               (a) IBC represents and warrants that it is a corporation in good standing, duly organized, and existing under the laws of the State of Delaware, that it has the lawful authority to enter into and perform this agreement and by proper action has duly authorized the execution, delivery and performance of this agreement, and that upon execution and delivery of this agreement by IBC and IGC, this agreement will be valid and binding on IBC and enforceable against IBC in accordance with its terms. IBC also represents and warrants that it has made no assignment or attempted assignment of the 49.9% share of the limited partnership interests in the Partnership other than the assignment contemplated by this agreement and that, on December 30, 1994, provided this agreement has been executed by IBC and IGC, good and marketable title to the 49.9% share of the limited partnership interests in the Partnership will be assigned in accordance with the terms of this agreement to IGC.

               (b) IGC represents and warrants that it is a limited partnership in good standing, duly organized, and existing under the laws of the State of Delaware, that it has the lawful authority to enter into and perform this agreement and by proper action has duly authorized the execution and delivery of this agreement, and that upon execution and delivery of this agreement by IBC and IGC, this agreement will be valid and binding on IGC and enforceable against IGC in accordance with its terms.

          6. Governing Law. This agreement shall be construed in accordance with and governed by the laws of the State of Maryland.

          7. Counterparts. This agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which shall constitute a single agreement.

          8. Headings. The headings in this agreement are for convenience only and do not constitute a part of the agreement.

          9.   Agreement Entire.   Except as provided in the Sales Agreement,
this agreement sets forth all (and it is intended by the parties hereto to be an integration of all) of the promises, agreements, conditions, understandings, warranties and representations among the parties hereto with respect to the matters contained herein, and there are no promises, agreements, conditions, understandings, warranties or representations, oral or written, expressed or implied, among them other than as set forth herein.

          10. Binding Effect. This agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, personal and legal representatives, successors and assigns. Any conflict between this agreement and the Sales Agreement shall be resolved in favor of the Sales Agreement.

          11. Notices. All notices pertaining to the matters covered by this agreement shall be sent by certified or registered mail, with return receipt requested, and first class postage prepaid, (1) if to IGC, to 222 Smallwood Village Center, St. Charles, Maryland 20602, (2) if to IBC, to 222 Smallwood Village Center, St. Charles, Maryland 20602. (3) if to IGP, to 222 Smallwood
Village Center, St. Charles, Maryland 20602. Notices shall be deemed given on the date they are mailed.

          12. Gender and Number. Use of any gender herein shall be deemed to be or include the other genders and the use of the singular shall be deemed to be or include the plural (and vice versa) where appropriate.

          13. Severability. If any provisions of this agreement, or the application thereof to any person or circumstance, shall for any reason and to any extent be invalid and unenforceable, the remainder of this agreement and the application of such provision to other persons or circumstances shall not be affected thereby, and shall be enforced.

     IN WITNESS WHEREOF the parties hereto have signed this agreement under seal as of the 30th day of December, 1994.


Attest                                  Interstate Business Corporation

/s/ Martha Haupt                        By:  /s/ James M. Wilson
- --------------------------                   ----------------------------
Name:  Martha Haupt                     Name:  James M. Wilson
Its:   Assistant Secretary              Its:   President

                                        Interstate General Company, L.P.
                                        By:  Interstate General
                                             Management Corporation
Attest                                       General Partner

/s/ Paul Resnik                         By:  /s/ John E. Hans
- --------------------------                   ---------------------------
Name:  Paul Resnik                      Name:  John E. Hans
Its:   Vice President                   Its:   Senior Vice President and
                                               Assistant Secretary

                                        General Partner:
                                        ----------------

                                        INTERSTATE GENERAL PROPERTIES
                                        LIMITED PARTNERSHIP S.E.

                                        By:  INTERSTATE GENERAL COMPANY L.P.
                                             General Partner

                                        By:  INTERSTATE GENERAL
                                             MANAGEMENT CORPORATION
Attest                                       General Partner

/s/ Paul Resnik                         By:  /s/ John E. Hans
- --------------------------                   ---------------------------
Name:  Paul Resnik                      Name:  John E. Hans
Its:   Vice President                   Its:   Senior Vice President and
                                               Assistant Secretary

                                                           Exhibit C

                      ASSIGNMENT OF PARTNERSHIP INTEREST
                       AND AMENDMENT TO THE AGREEMENT OF
                            LIMITED PARTNERSHIP OF
                        WAKEFIELD THIRD AGE ASSOCIATES


          This Agreement is made as of the 30th day of December, 1994, by and between Interstate Business Corporation, a Delaware corporation ("IBC") and Interstate General Company L.P., a Delaware Limited Partnership ("IGC") and Interstate General Properties Limited Partnership S.E., a Maryland Limited Partnership ("IGP").

          WHEREAS, IGP is the sole general partner of Wakefield Third Age Associates, a Maryland Limited Partnership, (the "Partnership"); and

          WHEREAS, IBC is the successor in interest to King Charles, Inc. and is the owner of a 51% share of the limited partnership interests in the Partnership; and

          WHEREAS, IBC wishes to assign a 49.9% share of the limited partnership interests in the Partnership to IGC and IGP wishes to amend the Partnership Agreement of the Partnership (the "Partnership Agreement") to reflect the assignment of limited partnership interest from IBC to IGC.

                             W I T N E S S E T H :

          In consideration of the mutual promises of the parties hereto and of other good and valuable consideration, receipt and sufficiency of which are hereby acknowledged, the parties hereto intending legally to be bound hereby agree as follows:

          1. Assignment. IBC does hereby sell, transfer, assign, and convey to IGC all of its right, title and interest in and to a 49.9% share of the limited partnership interests including but not limited to IBC's interest in the capital or income of the Partnership attributable to that 49.9% share of the limited partnership interests in the Partnership.

          2. Acceptance of Assignment. IGC does hereby accept the assignment as provided for in Section 1 and in addition to its position as general partner of the partnership, does hereby agree to serve as a limited partner of the Partnership and assume all liabilities of a limited partner under the Partnership Agreement, as if it had been named a limited partner in such Partnership Agreement and agrees to be, and by this agreement is, admitted to the Partnership as a limited partner of the Partnership, as an owner of a 49.9% share of the limited partnership interests in the Partnership.

          3. Amendment of Partnership Agreement. The Partnership Agreement is hereby amended to substitute IGC for IBC as the owner of a 49.9% share of the limited partnership interests in the Partnership.

          4. Effective Date. This agreement shall be effective as of December 30, 1994, subject to the following: (i) the completion of the refinancing of the outstanding IBC loans from NationsBank affiliates pursuant to a commitment letter dated December 14, 1994, from Compass Bank, Birmingham, Alabama, and the release of interests in the Partnership from restrictions and liens with respect to such loans; and (ii) the receipt of final HUD approval of the assignment of the partnership interest, being conveyed hereby, to the extent HUD determines that its approval is required. IBC will complete the refinancing and obtain the final HUD consent by January 31, 1995. In the event of any Partnership distributions, IBC will make payments to IGC in amounts necessary to afford to IGC economic benefits equivalent to full ownership of the partnership interests being conveyed hereby. This assignment is given pursuant to and is subject to the provisions of the Agreement of Purchase and Sale of even date herewith between IGC and IBC (the "Sales Agreement").

          5.   Representations and Warranties of the IBC.

               (a) IBC represents and warrants that it is a corporation in good standing, duly organized, and existing under the laws of the State of Delaware, that it has the lawful authority to enter into and perform this agreement and by proper action has duly authorized the execution, delivery and performance of this agreement, and that upon execution and delivery of this agreement by IBC and IGC, this agreement will be valid and binding on IBC and enforceable against IBC in accordance with its terms. IBC also represents and warrants that it has made no assignment or attempted assignment of the 49.9% share of the limited partnership interests in the Partnership other than the assignment contemplated by this agreement and that, on December 30, 1994, provided this agreement has been executed by IBC and IGC, good and marketable title to the 49.9% share of the limited partnership interests in the Partnership will be transferred in accordance with the terms of this agreement to IGC.

               (b) IGC represents and warrants that it is a limited partnership in good standing, duly organized, and existing under the laws of the State of Delaware, that it has the lawful authority to enter into and perform this agreement and by proper action has duly authorized the execution and delivery of this agreement, and that upon execution and delivery of this agreement by IBC and IGC, this agreement will be valid and binding on IGC and enforceable against IGC in accordance with its terms.

          6. Governing Law. This agreement shall be construed in accordance with and governed by the laws of the State of Maryland.

          7. Counterparts. This agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which shall constitute a single agreement.

          8. Headings. The headings in this agreement are for convenience only and do not constitute a part of the agreement.

          9.   Agreement Entire.   Except as provided in the Sales Agreement,
this agreement sets forth all (and it is intended by the parties hereto to be an integration of all) of the promises, agreements, conditions, understandings, warranties and representations among the parties hereto with respect to the matters contained herein, and there are no promises, agreements, conditions, understandings, warranties or representations, oral or written, expressed or implied, among them other than as set forth herein.

          10. Binding Effect. This agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, personal and legal representatives, successors and assigns. Any conflict between this agreement and the Sales Agreement shall be resolved in favor of the Sales Agreement.

          11. Notices. All notices pertaining to the matters covered by this agreement shall be sent by certified or registered mail, with return receipt requested, and first class postage prepaid, (1) if to IGC, to 222 Smallwood Village Center, St. Charles, Maryland 20602, (2) if to IBC, to 222 Smallwood Village Center, St. Charles, Maryland 20602. (3) If to IGP, to 222 Smallwood
Village Center, St. Charles, Maryland 20602. Notices shall be deemed given on the date they are mailed.

          12. Gender and Number. Use of any gender herein shall be deemed to be or include the other genders and the use of the singular shall be deemed to be or include the plural (and vice versa) where appropriate.

          13. Severability. If any provisions of this agreement, or the application thereof to any person or circumstance, shall for any reason and to any extent be invalid and unenforceable, the remainder of this agreement and the application of such provision to other persons or circumstances shall not be affected thereby, and shall be enforced.

     IN WITNESS WHEREOF the parties hereto have signed this agreement under seal as of the 30th day of December, 1994.

Attest                                  Interstate Business Corporation

/s/ Martha Haupt                        By:  /s/ James M. Wilson
- --------------------------                   ----------------------------
Name:  Martha Haupt                     Name:  James M. Wilson
Its:   Assistant Secretary              Its:   President

                                        Interstate General Company, L.P.
                                        By:  Interstate General
                                             Management Corporation
Attest                                       General Partner

/s/ Paul Resnik                         By:  /s/ John E. Hans
- --------------------------                   ---------------------------
Name:  Paul Resnik                      Name:  John E. Hans
Its:   Vice President                   Its:   Senior Vice President and
                                               Assistant Secretary


                                        General Partner:
                                        ----------------

                                        INTERSTATE GENERAL PROPERTIES
                                        LIMITED PARTNERSHIP S.E.

                                        By:  INTERSTATE GENERAL COMPANY L.P.
                                             General Partner

                                        By:  INTERSTATE GENERAL
                                             MANAGEMENT CORPORATION
Attest                                       General Partner

/s/ Paul Resnik                         By:  /s/ John E. Hans
- --------------------------                   ---------------------------
Name:  Paul Resnik                      Name:  John E. Hans
Its:   Vice President                   Its:   Senior Vice President and
                                               Assistant Secretary